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                                                                   EXHIBIT 99.11

                                     Form of

                          REGIONS FINANCIAL CORPORATION
                          1999 LONG-TERM INCENTIVE PLAN
                           RESTRICTED STOCK AGREEMENT

      THIS Agreement made and entered into as of _____________ by and between Regions Financial Corporation, a Delaware corporation (the "Company") and

                                 SS# 111-22-3333

                              W I T N E S S E T H :

In consideration of mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1.    Grant of Restricted Shares.

      (a) Subject to the provisions of this Agreement and to the provisions of the Regions Financial Corporation 1999 Long-Term Incentive Plan (the "Plan"), the Company hereby grants to the Employee _______ shares of Restricted Stock, par value $.625 per share ("Common Stock") of the Company (the "Restricted Shares"). Capitalized terms used herein and not defined shall have the meanings set forth in the Plan.

      (b) Subject to Section 3, certificates evidencing the Restricted Shares shall be issued by the Company and registered in the name of the Employee on the stock transfer books of the Company. However, certificates issued with respect to Restricted Shares shall be held by the Company in escrow under the terms hereof. Such certificates shall bear the legend set forth in subsection (d) below or such other appropriate legend as the Committee shall determine, which legend shall be removed only if and when the Restricted Shares vest as provided herein, at which time the certificates shall be delivered to the Employee. As a condition to the issuance of Restricted Shares hereunder, the Employee shall deliver to the Company such stock powers, duly endorsed in blank, as the Committee may require. Upon the issuance of Restricted Shares hereunder, the Employee shall be entitled to vote the Restricted Shares, and shall be entitled to receive, free of all restrictions, all cash dividends.

      (c) In order to comply with any applicable securities laws, the Company may require the Employee (i) to furnish evidence satisfactory to the Company (including a written and signed representation letter) to the effect that the Restricted Shares

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            were acquired for investment only and not for resale or distribution and (ii) to agree that the Restricted Shares shall only be sold by the Employee following registration under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

      (d) Unless otherwise determined by the Committee, any certificate issued in respect of the Restricted Shares prior to the lapse of any outstanding restrictions relating thereto shall bear the following legend:

                  This certificate and the shares of stock represented hereby are subject to the terms and conditions, including the forfeiture provisions and restrictions against transfer (the "Restrictions"), contained in the Regions Financial Corporation 1999 Long-Term Incentive Plan and an agreement entered into between the registered owner and the Company. Any attempt to dispose of these shares in contravention of the applicable restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect.

2.    Vesting.

      (a) If Grantee remains in the continuous employment of the company through the date or dates indicated, the Restricted Stock will become non-forfeitable (i.e., "vest") to the extent indicated:

            If Employment                      number of the Restricted
            Continues through         then     Shares which vests is

            _________                                 __________
            _________                                 __________
            _________                                 __________

            Such vesting will be cumulative and will occur at the close of business on the applicable date (or next business day) above.

3.    Forfeiture.

      If Grantee's employment with the Company is terminated for any reason during the Restricted Period, all shares still subject to restriction will be forfeited by the Grantee to the Company on the date of such termination. If, however, Grantee's employment in involuntarily terminated (other than for cause) as outlined in (Section 4 and Section 5), the committee may, in its sole discretion, waive in whole or in part, any or all remaining restrictions with respect to the Grantee's shares of Restricted Stock.

      If a performance goal, as outlined in (Section 13.12), during the applicable restriction period is not met, all applicable shares shall be forfeited and reacquired by the Company.

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4.    Full Acceleration of Benefits.

      All Restricted Shares granted pursuant to this Agreement that are non-vested shall become immediately vested and nonforfeitable upon the occurrence of any one or more of the following:

      (a)   the Employee's death;

      (b)   the Employee's disability (as determined by the Committee); or,

      (b) any event or the taking of any action (including, but not limited to, events or actions under Article 13 of the Plan dealing with Changes in Control) that results under the Plan in the elimination or lapsing of restrictions on the Restricted Shares.

5.    Partial Acceleration of Benefits

      If the Employee takes normal or early retirement under the Company's defined benefit pension plan prior to the third anniversary of the date of the Award, a portion of the Employee's Restricted Shares, to the extent not previously vested pursuant to any other provision of this Agreement or the Plan, shall become immediately vested and nonforfeitable. The portion that becomes vested and nonforfeitable shall equal the number of Restricted Shares granted as of the Award Date times the ratio of (i) the number of full months that have elapsed from the date of the Award to the date of the Employee's retirement, to (ii), 36.

6.    Nontransferability of Restricted Shares.

      The Restricted Shares may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, nor be subject to any lien, obligation, or liability of such Employee to any other party other than the Company or a Parent or Subsidiary except as otherwise permitted under the Plan.

7.    No Right to Continued Employment.

      Nothing in this Agreement of the plan shall confer upon the Employee any right to continue in the employ of the Company or a Parent or Subsidiary or interfere in any way with the right of the Company or Parent or Subsidiary to terminate such employment at any time.

8.    Withholding.

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      The Employee shall pay to the Company promptly upon request, and in any event at the time the Employee recognizes taxable income in respect of the Restricted Shares, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made in the form of cash, shares of Common Stock already owned or otherwise issuable upon the lapse of restrictions, or in a combination of such methods, as determined according to the terms of the Plan. The Employee shall promptly notify the Company of any election made pursuant of Section 83(b) of the Code.

9.    Effect of Certain Changes.

      The number of Restricted Shares covered by this Agreement shall be proportionately adjusted by the Committee to the extent provided for in
      Article 14 of the Plan.

10.   Rights as a Stockholder.

      Except as otherwise provided in this Agreement or in the Plan, the Employee shall have all rights of a shareholder with respect to the Employee's Restricted Shares (including the right to vote such shares, the right to receive all cash dividends, and the right to exercise any rights or warrants issued in respect of such shares).

11.   Other Restrictions.

      The vesting of each Restricted Share shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state of federal law, or (ii) the consent or approval of any government regulatory body, or
      (iii) an agreement by the Employee with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such vesting shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

12.   Notices.

      Any notices to be given under the terms of this Agreement shall be in writing and addressed to the Company at Regions Financial Corporation, 417 20th Street North 12th Floor Birmingham, AL 35203, Attention: General Counsel, and to the Employee at the address set forth above, or at such other address as either party may hereafter designate in writing to the other.

13.   Effect of Agreement.

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      Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

14.   Laws Applicable to Construction.

      This Agreement has been granted, executed and delivered in the State of Alabama, and the interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Alabama, as applied to contracts executed in and performed wholly within the State of Alabama.

15.   Conflicts and Interpretation.

      If there is any conflict between this Agreement and the Plan, or if there is any ambiguity in this agreement, any term which is not defined in this Agreement, or any matter as to which this Agreement is silent, in any such case the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to
      (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii), make all other determinations deemed necessary or advisable for the administration of the Plan.

16.   Headings.

      The headings of paragraphs herein are included solely for convenience or reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

17.   Amendment.

      This Agreement may not be modified, amended or waived in any manner except by an instrument or writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be continued as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

18.   No Liability for Good Faith Business Acts or Omissions.

      Employee recognizes and agrees that the Committee, the Board of Directors of the Company, or the officers, agents or employees of the Company, in their oversight and conduct of the business and affairs of the Company, may in good faith cause the Company to act, or to omit to act, in a manner that may, directly or indirectly, prevent the Restricted Shares from vesting. No provision of this Agreement will be interpreted or construed to impose any liability upon the Company, the Committee, any member of the Board of Directors of the Company or any officer, agent or employee of the Company, for any forfeiture

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      of Restricted Stock that may result, directly or indirectly, from any such action or omission.

19.   Complete Agreement.

      This instrument sets forth the entire agreement of the parties relating to the subject matter of this Agreement and supersedes and replaces all prior agreements and understandings with respect to such subject matter. The parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set this hand.

                                            REGIONS FINANCIAL CORPORATION

                                            By:
                                                ----------------------------

                                            Name: __________________________

                                            Title: _________________________

                                            OPTIONEE:

                                            ________________________________